File No. 333-278723

United States
Securities and Exchange Commission
Washington, DC 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 1
UNION SECURITY INSURANCE COMPANY
(Name of insurance company)
5910 Mineral Point Road, Madison, WI 53705
(Address of insurance company’s principal executive offices) (Zip code)
(800) 356-2644
(Insurance company’s telephone number, including area code)

CHRISTOPHER M. GRINNELL
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
1 AMERICAN ROW
HARTFORD, CT 06103
(860) 791-0750
(Name and address of agent for service)

Approximate date of proposed public offering: Continuously after the registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☒ on January 24, 2025 pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a
Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange
Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 7(a)(2)(B) of Securities Act
☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

MASTERS VARIABLE ANNUITY
VARIABLE ACCOUNT D OF UNION SECURITY INSURANCE COMPANY
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
5910 MINERAL POINT ROAD
MADISON, WI 53705
ADMINISTERED BY:
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

This prospectus describes the Masters Variable Annuity. Masters Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, deferred, variable and fixed annuity offered to both individuals and groups.
The types of investment options offered under the Contract include (i) variable investment options with underlying mutual funds (“Funds”) and (ii) fixed interest options (“Guarantee Periods”). Additional information about each investment option is provided in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract. Availability of Funds may vary by employer. Participants should reference their plan documents for a list of available Funds.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. In addition, withdrawing or otherwise removing amounts from a multi-year Guarantee Period could result in a negative Market Value Adjustment (“MVA”). In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed from a multi-year Guarantee Period due to a negative MVA.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee may be subject to surrender charges and and an MVA and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce benefits under the Contract, including the Death Benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Contract is no longer for sale. However, we continue to administer the in-force Contracts.
Please read this prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the Statement of Additional Information ("SAI") can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The Contract is a complex investment. An investment in the Contract is subject to risks, including potential loss of principal.
All guarantees and obligations under the Contract are subject to the financial strength and claims-paying ability of Union Security Insurance Company.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: [ ], 2025

1.Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or Guarantee Periods.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Withdrawal Amount (AWA): This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death. This is only available if you own a Non-Qualified Contract.
Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender. The CDSC is also referred to as the "surrender charge" in this prospectus.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

Dollar Cost Averaging: A program that allows you to systematically make transfers from the Fund options or Guarantee Periods to other Fund options available under your Contract.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested.
General Account: This account holds our company assets and any assets not allocated to a Separate Account.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Market Value Adjustment or MVA: An adjustment that may apply when amounts are withdrawn or otherwise removed from a multi-year Guarantee Period more than 15 days before or after the maturity date.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution (RMD): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. The required beginning date is now based on “applicable age” as defined in the Code. If you attain age 72 after 2022 and age 72 before 2033, your applicable age is 73. If you attain age 74 after 2032, your applicable age is 75. If you were born in 1959, you should consult your tax advisor regarding your “applicable age” because it is unclear under SECURE 2.0, as enacted, whether your “applicable age” is age 73 or age 75.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Accounts: The variable investment options under the Contract, also referred to as Fund options.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding) and increased or decreased, as applicable, by any MVA.
Union Security, we, us, our: Union Security Insurance Company, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading at the New York Stock Exchange from one Valuation Day to the next.
.
2. Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to set your benefits under the Contract. At the end of the accumulation phase, we use your accumulated value to set the payments that we make during the Annuity Period. The Contract also includes a death benefit to help financially protect your Beneficiaries.
Investing in the Contract involves risk. You can lose your money, including your principal investment However, investing in the Contract can provide you with the opportunity to grow your money and your Contract’s benefits and help you achieve financial goals.
The Contract is no longer for sale. However, we continue to administer the in-force Contracts.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Funds that are available under the Contract.

If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee may be subject to surrender charges and an MVA and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce Death Benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Phases of the Contract
The contract has two phases: (1) an Accumulation Period (for savings) and (2) an Annuity Period (for income).
Accumulation Period. To accumulate value during the Accumulation Period, you invest your Premium Payments and earnings in the investment options that are available under the Contract, which include:
• Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies, and risks.
• Guarantee Periods, which guarantee principal if held until maturity and credit a guaranteed annual interest rate for the number of years you select, up to a maximum of ten years. Guarantee Periods are not available in Nevada or Pennsylvania.
Additional information about each investment option available under the Contract is provided in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
Annuity Period. Your Contract enters the Annuity Period on the date the Annuitant reaches age 75 (or age 110 if you are eligible to defer the Annuity Commencement Date and properly elect it). When your Contract enters the Annuity Period, your accumulated value is converted into a stream of income payments from us ( i.e. , the Annuity Payout). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the investment options you select.
During the Annuity Period, you will no longer be able to take withdrawals from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise.
Contract Features
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1 / 2 . Withdrawals from a multi-year Guarantee Period may be subject to an MVA (see “Contract Adjustments” below).
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a Death Benefit.
Death Benefits. The Contract includes a standard Death Benefit for no additional charge, payable upon your or the Annuitant’s death during the Accumulation Period. Partial withdrawals and negative MVAs may significantly reduce the Death Benefit.
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services unless otherwise indicated. Not all features and services may be available under your Contract.
• InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.
• Asset Rebalancing. Allows you to automatically rebalance Contract Value in the Fund options at a specified frequency to the asset allocation percentages that you previously selected.
• Dollar Cost Averaging. We offer two Dollar Cost Averaging programs:
◦ Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund option or Guarantee Period to another Fund option.
◦ Earnings/Interest DCA. Allows you to regularly transfer earnings (or interest) from any Fund option or Guarantee Period to another Fund option.
• Automatic Income Program. Allows you to make withdrawals of up to 10% of your total Premium Payments annually without any surrender charges that would otherwise apply. Program withdrawals from multi-year Guarantee Periods may still be subject to an MVA, in additional to taxes and tax penalties.
Contract Adjustments
You could lose a significant amount of money due to a negative MVA if amounts are removed from a multi-year Guarantee Period outside of a specified period.Surrenders (including partial withdrawals, full withdrawals, and withdrawals to pay advisory fees), transfers, annuitization, and Death Benefits from a multi-year Guarantee Period more than 15 days before or after the end of the Guarantee Period may result in an MVA.

3. Key Information Table
Important Information You Should Consider About the Contract

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If you withdraw money from your contract within 7 years following your last premium payment, you may be assessed a surrender charge of up to 7% (as a percentage of premium payments withdrawn), declining to 0% over that time period. For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $7,000 for your contract. This loss will be greater if there is a negative MVA, or you are subject to taxes or tax penalties.
Market Value Adjustments. If you withdraw or otherwise remove amounts from a multi-year Guarantee Period more than 15 days before or after the end of the Guarantee Period, we may apply an MVA, which may be negative. In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed due to a negative MVA. For example, if you were to withdraw $100,000 from a multi-year Guarantee Period outside of the specified 30-day period, you could lose up to $100,000 of the amount withdrawn. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties. An MVA may apply to withdrawals (including full withdrawals, partial withdrawals, and withdrawals to pay advisory fees), transfers, annuitization, and death benefits.

4. Fee Table 7. The Contract - c. Charges, Fees, and Adjustments
Are There Transaction Charges?	No. Other than surrender charges and MVAs, there are no charges for other contract transactions.			4. Fee Table 7. The Contract - c. Charges, Fees, and Adjustments
Are There Ongoing Fees and Expenses
Yes, the table below describes the current fees and expenses of the contract that you may pay each year, depending on the investment options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner. If such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7. The Contract - c. Charges, Fees, and Adjustments

	Annual Fee	Minimum	Maximum
	Base Contract	1.35%¹	1.35%¹
	Fund fees and expenses	0.13%²	0.90%²
1 As a percentage of average daily Sub-Account Values. The Base Contract charge includes the mortality and expense risk charge and the administrative charge. [2] As a percentage of Fund net assets.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,780	Highest Annual Cost: $2,608
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive Fund fees and expenses	•Most expensive Fund fees and expenses
	•No sales charges or advisory fees	•No sales charges or advisory fees
	•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract, including loss of principal.	5. Principal Risks of Investing in the Contract 6. General Contract Information
Is this a Short-Term Investment?
No.
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your contract or the amount of money that you actually receive.
•Amounts withdrawn or otherwise removed from a multi-year Guarantee Period more than 15 days before or after the end of the Guarantee Period may in a negative MVA.
•The benefits of tax deferral and long-term income are generally more beneficial to investors with a long-time horizon.
•Withdrawals may be subject to taxes, and a 10% penalty tax may be applied to withdrawals before age 59½.
•At the end of a Guarantee Period, your contract Value in the matured Guarantee Period will be reallocated, withdrawn, or annuitized according to your instructions. In the absence of instructions, the contract Value will be automatically reallocated to a new Guarantee Period that is the same length as the matured Guarantee Period.

What are the Risks Associated with the Investment Options?
•An investment in this contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the contract (e.g., Funds).
•Each investment option (including any Guarantee Period) has its own unique risks.
•You should review the available investment options before making an investment decision.

What are the Risks Related to the Insurance Company?	An investment in the contract is subject to the risks related to us. Any obligations (including under any Guarantee Period), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Union Security, including our financial strength ratings, is available upon request by visiting www.trustage.com or by calling 1-800-356-2644.
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
•There are restrictions that may limit the investment options you may choose, as well as limitations on the transfer of contract value among investment options.
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the Fund options per day. You are allowed to make 20 transfers between the Fund options per year before we require you to submit additional transfer requests by mail. Your transfers between the Fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•Transfers out of a multi-year Guarantee Period may be subject to a negative MVA.
•If you transfer amounts out of a one-year Guarantee Period to the Fund options, you may not transfer from the Fund options back into a one-year Guarantee Period for six months.
•We reserve the right to remove or substitute Funds as investment options.
6. General Contract Information 7. The Contract - a. Purchases and Contract Value Appendix A - Investment Options Available under the Contract
Are There any Restrictions on Contract Benefits?
•There are restrictions and limitations relating to the benefits offered under the contract (e.g., death benefits).
•Except as otherwise provided, contract benefits may not be modified or terminated by us.
•Death benefits paid from a multi-year Guarantee Period may be subject to a negative MVA.
•Partial withdrawals and negative MVAs may significantly reduce the death benefit.

8. Benefits Under the Contract 9. Death Benefit 10. Other Programs Available

	TAXES	Location in Prospectus
What are the Contract's Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax deferral under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a penalty if you take a withdrawal before age 591/2.
12. Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
11. Miscellaneous - (c) More Information - How Contracts Were Sold
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7. The Contract - a. Purchases and Contract Value - Replacement of Annuities

4. Fee Table
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from and investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses

During Accumulation Period
Surrender Charge (or Contingent Deferred Sales Charge or CDSC) (as a percentage of Premium Payments withdrawn) (1)	7%
(1)   Each Premium Payment has its own CDSC schedule:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or more	0%

The CDSC is not assessed on partial Surrenders which do not exceed the AWA. See 7. The Contract - c. Charges, Fees, and Adjustments - The Contingent Deferred Sales Charge (Surrender Charge).

The next table describes the adjustments, in additional to any transaction expenses, that may apply if all or a portion of the Contract Value is removed from a multi-year Guarantee Period outside of a specified period.
Adjustments

Market Value Adjustment Maximum Potential Loss (as a percentage of the amount removed from a multi-year Guarantee Period)(1)	100.00%
(1) Surrenders (including full withdrawal, partial withdrawals, and withdrawals to pay advisory fees), transfers annuitization, and Death Benefits from a multi-year Guarantee Period taken more than 15 days before or after the end of the Guarantee Period may be subject to an MVA. Certain See 7. The Contract – c. Charges, Fees, and Adjustments – Market Value Adjustment for Multi-Year Guarantee Periods" for more information.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Fund fees and expenses.
Annual Contract Expenses

Base Contract Charges (as a percentage of average daily Sub-Account Values)(1)	1.35%
(1) Referred to elsewhere in this prospectus as the mortality and expense risk charge and the administrative charge.
The following table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. See Appendix A for a complete list of Funds available under the Contract, including their annual expenses.

	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.13%	0.90%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Sub-Accounts with the cost of investing in other annuities contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes all Contract Value is allocated to the Sub-Accounts. The Example does not reflect the MVA. Your costs could differ from those shown below if you invest in the Guarantee Periods.
The Example assumes that you invest $100,000 in the Sub-Accounts for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses. The Example does not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$8,795	$12,022	$15,169	$26,069

(2)If you annuitize at the end of the applicable time period or if you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$2,306	$7,107	$12,169	$26,069

5. Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, and long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-time horizon. Surrenders may be subject to taxes and tax penalties. A Surrender charge may apply to partial Surrenders exceeding the AWA. The AWA is not available for a full Surrender. See “Withdrawal Risk” below. Guarantee Periods can be several years in length. Removing amounts from a Guarantee Period may result in a negative MVA, in addition to any applicable surrender charges and tax consequences. See “Guarantee Period Risk” below.
Fund Options Risk. Amounts that you invest in the Sub-Accounts are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account.We reserve the right to add, remove, or substitute Funds as investment options. The Funds currently available under the Contract may not be available in the future.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. Partial and full Surrenders may be subject to surrender charges, negative MVAs, and/or taxes.If you make a Surrender prior to age 59 1 / 2 , there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59 1 / 2 may also affect the tax-qualified status of some Contracts. You should also consider the impact that a partial Surrender may have on the standard benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit, perhaps significantly, and potentially by more than the amount withdrawn. A full Surrender will terminate the Contract and all of its benefits, including the Death Benefit. You cannot make withdrawals from the Contract after it is annuitized unless the Annuity Payout Option you selected provides otherwise.
Advisory Fee Withdrawal Risk. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is may be subject to surrender charges and an MVA and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits Death Benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 20 transfers between the Sub-Accounts per year before we require you to submit additional transfer requests by mail . If you transfer amounts out of a one-year Guarantee Period to the Fund options, you may not make a transfer from the Fund options into a one-year Guarantee Period for six months.Transfers from a multi-year Guarantee Period may be subject to a negative MVA, which may result in significant loss. These transfer restrictions may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Guarantee Period Risk. A Guarantee Period may not be appropriate for you if you do not expect to remain invested in the Guarantee Period until its maturity, which could be several years. Surrendering, transferring, annuitizing, or otherwise removing amounts from a multi-year Guarantee Period more than 15 days before or after the end of the Guarantee Period may result in a negative MVA. The adjustment to the amount removed will depend on market conditions and the length of time remaining in the Guarantee Period. A negative MVA could result in significant loss. In extreme circumstances, you could lose up to 100% of the amount removed from a multi-year Guarantee Period due to a negative MVA. Any loss from a negative MVA will be greater if you also have to pay surrender charges, taxes, or tax penalties. MVAs do not apply to one-year Guarantee Periods.
Each Guarantee Period has a declared annual interest rate, which is guaranteed for the entire term. We may declare different annual interest rates for future terms, subject to the minimum annual interest rate of 4%. You bear the risk that we will not declare an interest rate higher than the minimum interest rate. Removing amounts from a Guarantee Period prior to maturity will result in a loss of interest for the remainder of the term.
Financial Strength and Claims-Paying Ability Risk. Union Security is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes.
6. General Contract Information
a.Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Union Security's offices are located at 440 Mount Rushmore Road, Rapid City, South Dakota 57701.
Union Security is a wholly-owned subsidiary of CMFG Life Insurance Company (“CMFG Life”), an Iowa life insurance company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CM Holding”), a mutual insurance holding company organized under the laws of Iowa. CM Holding is an insurance and financial services company that provides products and services to credit unions, credit union members, and individual consumers. All of the guarantees and commitments under the policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the policies.
All of the guarantees and commitments under the Contracts including the Death Benefit and Annuity Payout, and the guarantees under any Guarantee Period are general obligations of Union Security. Union Security is obligated to pay all amounts promised to investors under the Contract, subject to Union Security's financial strength and claims-paying ability.
As of May 1, 2009, Union Security has relied on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, with respect to the offering of the Guarantee Periods, and accordingly, does not intend to file with the U.S. Securities and Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's corporate offices are located at 1 American Row, Hartford, CT 06103. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
b. The General Account
All of the guarantees and commitments under the Contracts including the Death Benefit and Annuity Payout, and the guarantees under any Guarantee Period are general obligations of Union Security, subject to Union Security's financial strength and claims-paying ability. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the Contracts. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.
c. The Separate Account
The Sub-Accounts are part of Variable Account D of Union Security Insurance Company, a segregated asset account of Union Security Insurance Company. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on October 1, 1993. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
•is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
•may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
We do not guarantee the investment results of the Separate Account.
d. The Funds
The Sub-Accounts are subdivisions of our Separate Account, an account that keeps Sub-Account assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. Returns from Contract Value allocated to a Sub-Account will vary based on the investment experience of the Fund in which the Sub-Account invests. There is a risk of loss of the entire amount invested. We do not guarantee the investment results of any Fund. Certain Funds may not be available to you. The Funds available in your Contract version are listed in Appendix A.1.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A - Investment Options Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investment. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-862-6668, emailing us at asccontactus@talcottresolution.com or visiting: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F802.
The Funds may not be available in all states.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;
•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have satisfied applicable law and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees Talcott Resolution Receives from Funds and related parties — Talcott Resolution administers the Contracts and directly or indirectly receives substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. Union Security, in conjunction with Talcott Resolution, considers revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds offered through the Contract. Talcott Resolution collects these payments and fees under agreements with a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. Talcott Resolution expects to make a profit on these fees.
The availability of these types of arrangements creates an incentive to offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2024, Talcott Resolution and/or Union Security have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Hartford HLS Funds, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor,

Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, Voya Investment Management, and Wells Fargo Variable Trust.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees collected may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.[25]% in 2024, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, Talcott Resolution would collect $25 from that fund). For the fiscal year ended December 31, 2024, revenue sharing and Rule 12b-1 fees did not exceed $[1.2] million.
e. Guarantee Periods
We currently offer several Guarantee Periods under the Contract.
Information regarding the features of each currently-offered Guarantee Period, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate is available in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
Amounts allocated to a Guarantee Period earn a guaranteed annual interest rate. Compound interest is credited daily to Contract Value allocated to a Guarantee Period. Interest is no longer credited to amounts that are removed from a Guarantee Period prior to maturity. You select the number of years for your Guarantee Period, up to a maximum of ten years
Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods and may differ from one Guarantee Period to the next. We, at our discretion, set the guaranteed interest rate for future Guarantee Periods. Changes in interest rate will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 4%.
You could lose a significant amount of money due to an MVA if amounts are removed from a multi-year Guarantee Period more than 15 days before or after the maturity date. An MVA may apply to Surrenders (including full withdrawals, partial withdrawals, and withdrawals to pay advisory fees), transfers, annuitization, and Death Benefits. See 7. The Contract – c. Charges, Fees, and Adjustments – Market Value Adjustment for Multi-Year Guarantee Periods for additional information about MVAs.
At the end of each Guarantee Period, your Contract Value in the matured Guarantee Period, including accrued interest, will be reallocated among the Sub-Accounts and Guarantee Periods, Surrendered, or annuitized according to your instructions. We must receive your written reallocation instructions at least three Valuation Days before the end of your Guarantee Period. In the absence of timely instructions, the entire Contract Value in the matured Guarantee Period will be automatically allocated to a new Guarantee Period that is the same length as the matured Guarantee Period, subject to the guaranteed interest rate we declared for the new Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period.
We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period. We advise you of the guaranteed interest rate for a new Guarantee Period at the time we receive a Premium Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may also obtain information about guaranteed interest rates by contacting us at 1-800-862-6668.
We declare guaranteed interest rates for the Guarantee Periods at our discretion, subject to the minimum guaranteed interest rate of 4%. We do not have a specific formula for establishing the guaranteed interest rates declared for the Guarantee Periods. The rates we declare are generally influenced by market conditions and the available interest rates on the investments we acquire in support of our obligations. The rates we declare do not necessarily correspond to the available interest rates on the investments we acquire. In addition, when we determine guaranteed interest rates, we may consider:
i. the duration of a Guarantee Period,
ii. regulatory and tax requirements,
iii. sales and administrative expenses we bear,
iv. risks we assume,
v. our profitability objectives, and
vi. general economic trends.
The maximum amount you can invest in a Guarantee Period is $500,000.
Please see section 11.a. "State Variations" for state variations related to the Guarantee Periods.

7. The Contract
a.Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group deferred variable and fixed annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through withdrawal, surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract, and any fees or penalties to terminate your existing contract, with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee may be subject to surrender charges and an MVA, and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce, perhaps significantly, Death Benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.c. Charges, Fees, and Adjustments, Section 9. Death Benefits, and Section 12. Federal Tax Considerations for more information.
Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day, your Contract Value will fluctuate because Accumulation Unit Values are affected by the performance of the underlying Funds and the deduction of expenses and certain charges in the Sub-Account.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the deduction for that fee will result in the cancellation of Accumulation Units.
We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 4% effective annual minimum) and (2) the MVA imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:
•  The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less
•  The amount of any transfers or Surrenders out of the Guarantee Period.
Can I transfer from one investment choice to another?
Subject to the restrictions below, you may transfer Contract Value:
•  From a Sub-Account to another Sub-Account;
•  From a Sub-Account to a Guarantee Period;
•  From a Guarantee Period to a Sub-Account;
•  From a Guarantee Period to another Guarantee Period.

Transfers from a Guarantee Period may be subject to an MVA.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
Many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
If we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.
We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, fund trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.
•
"Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
•	Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.
Transfers between the Sub-Accounts and Guarantee Periods — You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a multi-year Guarantee Period are subject to an MVA if the transfer is more than 15 days before or 15 days after the expiration of the existing Guarantee Period.
The amount of any positive or negative MVA will be added or deducted from the transferred amount. See 7. The Contract - c. Charges, Fees, and Adjustments - Market Value Adjustment for Multi-Year Guarantee Periods, and "Market Value Adjustment Calculations" in the SAI.
General Account Transfer Restrictions — After any transfer from a one-year Guarantee Period to the Sub-Accounts, you must wait six months before moving Sub-Account Values back to a one-year Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.
We reserve the right to defer transfers from the general account for up to six months from the date of your request (a "transfer moratorium"). We generally intend to enforce these restrictions during periods of extreme volatility within the U.S. stock markets or when we have significant concerns about disintermediation. If we enforce this restriction:
•      The last then effective Guarantee Period and guaranteed interest rate will remain in effect until the end of the transfer moratorium;
•      The MVA will take into consideration the amount of time consumed by the transfer moratorium only with regard to the Guaranteed Period during which the transfer moratorium was declared; and
•      Rates of interest that we will credit for the new Guaranteed Period will be automatically reset to the rate of interest we declare as of the conclusion of the transfer moratorium.
b. Contract Rights
You, as Contract Owner, may exercise all the rights under the Contract. The prospectus discusses these rights, including your right, during the Accumulation Period, to make Premium Payments and provide instructions to us to allocate your Contract Value among the Sub-Accounts and a Guarantee Period. You, as Contract Owner, may also request a full or partial Surrender from the Contract, designate an Annuitant and elect to receive Annuity Payouts. This prospectus also discusses the Death Benefit payable under the Contract and the rights of any Beneficiary.
c. Charges, Fees, and Adjustments
The following charges, fees, and adjustments are associated with the Contract:
The Contingent Deferred Sales Charge (Surrender Charge)
The CDSC covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to investment professionals and the cost of preparing sales literature and other promotional activities.
We assess a CDSC when you request a full or partial Surrender. The percentage of the CDSC is based on how long your Premium Payments have been in the Contract. The CDSC will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own CDSC schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the CDSC will be when you Surrender.

The CDSC is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or more	0%
When you request a withdrawal under the Contract, you may choose to have the withdrawal processed as either a gross withdrawal or net withdrawal. Your choice may impact the amount of withdrawal proceeds that you receive, as follows:
(a) Gross Withdrawal – We will withdraw only the amount requested from your Contract. If your withdrawal is subject to CDSCs, other charges, or tax withholdings, you will receive the amount requested minus the applicable CDSCs, other charges, and tax withholdings. Withdrawal proceeds may be increased or decreased by any applicable MVA. As such, you may not receive the full amount requested.
(b) Net Withdrawal – To the extent necessary, we will increase the withdrawal amount so that, after the deduction of any applicable CDSCs, other charges, withholdings, and MVA, you will receive the full amount requested. Please note that CDSCs will be based on the total amount withdrawn, not the amount requested, so a net withdrawal may result in more CDSCs than a gross withdrawal.
In the absence of instructions, we will process a withdrawal request as a net withdrawal.
The following hypothetical examples help illustrate the difference between a gross withdrawal (Example 1) and a net withdrawal (Example 2). The examples assume that Premium Payments are invested only in the Sub-Accounts.

Example 1 Gross Withdrawal	Example 2 Net Withdrawal
Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a gross withdrawal.
We will deduct a CDSC as follows:

Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a net withdrawal, or you do not provide instructions.
We will deduct a CDSC as follows:

First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.	First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.
We will then withdraw the remaining $4,000. A CDSC of 3%, or $120, is assessed on the withdrawal.	We will then increase the remaining amount to be withdrawn from $4,000 to $4,124. A CDSC of 4%, or $124, is assessed on the withdrawal.
The total amount withdrawn is $5,000 and your Contract Value is reduced by $5,000. The CDSC is $120. You will receive $4,880 in withdrawal proceeds.	The total amount withdrawn is $5,124 and your Contract Value is reduced by $5,124. The CDSC is $124. You will receive $5,000 in withdrawal proceeds.

The following hypothetical examples help illustrate the difference between a gross withdrawal (Example 1) and a net withdrawal (Example 2). The examples assume that Premium Payments are invested only in a 7 year Guarantee Period. An MVA can be positive or negative. The MVA is positive in the examples.

Example 1a Gross Withdrawal	Example 2a Net Withdrawal
Assume the following: You made an initial Premium Payment of $10,000 five years ago into a 7 year Guarantee Period and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs and MVA. You instruct us to process your request as a gross withdrawal.
We will deduct a CDSC as follows:

Assume the following: You made an initial Premium Payment of $10,000 five years ago into a 7 year Guarantee Period and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs and MVA. You instruct us to process your request as a net withdrawal, or you do not provide instructions.
We will deduct a CDSC as follows:

First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC or MVA.	First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC or MVA.
We will then withdraw the remaining $4,000. A CDSC of 3%, or $120, is assessed on the withdrawal.	We will then increase the remaining amount to be withdrawn from $4,000 to $4,124 for the CDSC. Due to the positive MVA the amount withdrawal will be 4,076.
Next the MVA is assessed. The guaranteed interest rate (I) is 8%, the guaranteed interest rate for a new 2-year duration (J) is 7% and there are 24 months remaining (N). The MVA factor is 00.93 and the MVA Amount is $45.50.	A CDSC of 4%, or $124, is assessed on the withdrawal.
The total amount withdrawn is $5,000 and your Contract Value is reduced by $5,000. The CDSC is $120 and the positive MVA is $45.50. You will receive $4,925.50 in withdrawal proceeds.	The guaranteed interest rate (I) is 8%, the guaranteed interest rate for a new 2-year duration (J) is 7% and there are 24 months remaining (N). The MVA factor is 00.93 and the MVA Amount is $46.
The total amount withdrawn is $5,076 and your Contract Value is reduced by $5,076. The CDSC is $124 and the positive MVA is $46. You will receive $5,000 in withdrawal proceeds.
All withdrawals may be subject to federal and state income taxes, including a 10% federal penalty tax if taken before age 59½. Please see the SAI for more examples of how an MVA and surrender charges will be applied to withdrawals. If you have any questions about net and gross withdrawals, please contact us or your Investment Professional.
The following Surrenders are NOT subject to a CDSC:
•   AWA — During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take the full AWA one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.
•  Surrenders made from Premium Payments invested for more than seven years — After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven years, and (b) 10% of Premium Payments made during the last seven years and (c) all of your earnings.
Under the following situations, the CDSC is WAIVED:
•  Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any CDSC applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your investment professional or us to determine if it is available for you.
•  For RMDs. This allows Annuitants who are subject to RMDs, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the RMD for the Contract without a CDSC. All requests for RMDs must be in writing.
•  On or after the Annuitant's 110th birthday.

The following situations are NOT subject to a CDSC:
•  Upon death of the Annuitant or Contract Owner. No CDSC will be deducted if the Annuitant or Contract Owner dies.
•  Upon Annuitization. The CDSC is not deducted when you annuitize the Contract. We will charge a CDSC if the Contract is fully Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
•  For substantially equal periodic payments. We will waive the CDSC if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.
Mortality and Expense Risk Charge (Base Contract Charge)
For assuming mortality and expense risks under the Contract, we deduct a daily charge at an maximum annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:
•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.
•  Expense Risk — We also bear an expense risk that the CDSCs collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Administrative Charge (Base Contract Charge)
This is a charge for the costs incurred in connection with the administration of the Contract. This is an administrative fee deducted daily equal to an annual charge of 0.10% of the Contract Values held in the Separate Account.
Premium Taxes
We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.
Market Value Adjustment for Multi-Year Guarantee Periods
We may apply an MVA to any amount in a multi-year Guarantee Period that is Surrendered (including partial withdrawals, full withdrawals, and withdrawals to pay advisory fees), transferred, annuitized, or payable as a Death Benefit. An MVA is an adjustment to the proceeds of such transactions. An MVA may be positive, negative, or zero. A negative MVA will result in loss, and this loss may be significant. In extreme circumstances, you could lose up to 100% of the amount Surrendered, transferred, or annuitized due to a negative MVA. A negative MVA could significantly reduce the Death Benefit. See 9. Death Benefit for more information on how the Death Benefit is calculated.
The purpose of the MVA is to generally transfer from us to you the risk of you prematurely liquidating your investment in a multi-year Guarantee Period, which helps to protect us from losses on the fixed income investments that we acquire in support of our Contract guarantees. An MVA is calculated based on a formula that reflects both the amount of time left in your Guarantee Period and the difference between the rate of interest credited to your current Guarantee Period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the MVA factor, then the MVA will be negative. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the MVA factor, then the MVA will be positive. Detailed information about MVA calculations can be found in the SAI under “Market Value Adjustment Calculations.”
For any transaction subject to an MVA, the MVA will be applied after any applicable Contract fees or charges.
We do not apply an MVA to:
1. Amounts removed from a one-year Guarantee Period; and
2. Amounts removed from a multi-year Guarantee Period during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held.
An MVA, if applicable, will affect your Contract Value, Surrender Value, Death Benefit, and/or Annuity Payout. A negative MVA will reduce the value of your Contract and its benefits, potentially by an amount greater than the amount Surrendered or otherwise removed from the Guarantee Period.
You may obtain information concerning the current value of an MVA by contacting us at1-800-862-6668. However, MVAs fluctuate daily, and the value of the MVA quoted may change by the time your transaction is executed.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, both you and your financial intermediary must sign an enrollment form authorizing the withdrawals and submit a fee payment request form for the specific dollar amount of the fee payment you want withdrawn from your Contract and sent to your financial intermediary. We will deduct your requested fee payment amount on a pro-rata basis from the Sub-Account Values. Guarantee Periods, if available under the Contract, are excluded. Your financial intermediary must submit a new fee payment request form to us for each payment. Payments will generally be processed on the same day the request is received in good order. You may revoke your authorization at any time by giving notice to us. If you elect to pay your advisory fee by taking withdrawals from your Contract Value, the deduction for that fee may be subject to surrender charges and will count toward your Annual Withdrawal Amount. If you take advisory fee withdrawals from the Contract outside of this program, and such withdrawals are taken from a Guarantee Period, then in addition to surrender charges and counting against your Annual Withdrawal Amount, such withdrawals may also be subject to negative MVAs. Withdrawals to pay advisory fees will also reduce Death Benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
d. Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable CDSC and Premium Taxes and adjusted for any positive or negative MVA. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•  The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and
•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. See section 11.a "State Variations" for more information.
Market Value Adjustment for Surrenders from Multi-Year Guarantee Periods
Amounts in a multi-year Guarantee Period that are Surrendered (including partial withdrawals, full withdrawals, and withdrawals to pay advisory fees) more than 15 days before or after the end of a Guarantee Period may be subject to an MVA. An MVA will adjust the proceeds of such transactions. An MVA may be positive, negative, or zero. A negative MVA will result in loss, and this loss may be significant. In extreme circumstances, you could lose up to 100% of the amount Surrendered due to a negative MVA. A negative MVA could also significantly reduce the Death Benefit and other Contract benefits. See 9. Death Benefit for more information on how the Death Benefit is calculated. See 7. The Contract – c. Charges, Fees, and Adjustments – Market Value Adjustment for Multi-Year Guarantee Periods for more information about the MVA.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.
You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.
Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 591/2 — If you make a Surrender prior to age 591/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 591/2 may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — Section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract and any increases in cash value may not be distributed unless you are: (a) age 591/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 591/2). Distributions prior to age 591/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see Section 12. Federal Tax Considerations for more information.
e. Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:
•  When do you want Annuity Payouts to begin?
•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
•  What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. Any Contract Value applied to an Annuity Payout Option from a multi-year Guarantee Period more than 15 days before or after the end of the Guarantee Period will be subject to an MVA, which may be negative. A negative MVA will reduce your Annuity Payout. See 7. The Contract – c. Charges, Fees, and Adjustments – Market Value Adjustment for Multi-Year Guarantee Periods.

1. When do you want Annuity Payouts to begin?
Consider the age you will be when you start Annuity Payouts. Annuity Payouts started at a younger age will be greater than at an older age. You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When considering a guaranteed period, keep in mind:
•Having guaranteed Annuity Payouts will usually lower the Annuity Payout amount.
•The longer the guaranteed period will usually lower the Annuity Payout amount.
Joint and Full Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages.
We may offer other available Annuity Payout Options.
•  You cannot make full or partial Surrenders from your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or
•  annually.
Annual Annuity Payouts are less than 12 times the monthly payout amount due to a modal factor based on the AIR for variable Annuity Payouts or minimum interest rate for fixed Annuity Payouts. Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
See Section 11.a. State Variations for more information.
4. What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. A lower AIR will start with a lower payout amount. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 4%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.
Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
5. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs. Fixed dollar Annuity Payouts do not change. Variable dollar Annuity Payouts change with every payout. A lower AIR will start with a lower payout amount.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable),
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,
•  the Assumed Investment Return
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 4% AIR is 0.999893.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

8. Benefits Under the Contract
The following table summarizes information about the benefits under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase®	Electronic transfer of funds from your bank account into your Contract	•Minimum amount for each transfer is $50
Asset Rebalancing	Allows you to automatically rebalance Contract Value in the Sub-Accounts at a specified frequency to the asset allocation percentages that you previously selected	•Only one set of asset allocation instructions at a time •Guarantee Periods excluded
Dollar Cost Averaging - Fixed Amount DCA	Provides for automatic, periodic transfers of fixed amounts from any Fund option or Guarantee Period to other Fund options
~~•~~Transfers may be monthly or quarterly
•Must perform at least three transfers to remain in the program
•Program transfers may not be made to the Guarantee Periods
•Negative MVAs may apply to program transfers from multi-year Guarantee Periods

Dollar Cost Averaging - Earnings/Interest DCA	Provides for automatic, periodic transfers of earnings or interest from any Fund option or Guarantee Period to other Fund options
~~•~~Transfers may be monthly or quarterly
•Must perform at least three transfers to remain in the program
•Programs transfers may not be made to the Guarantee Periods
•Negative MVAs may apply to program transfers from multi-year Guarantee Periods

Automatic Income Program	Provides for automatic, periodic partial withdrawals up to 10% of total Premium Payments, each Contract Year, without a surrender charge
•Partial withdrawals may occur monthly, quarterly, semi-annually or annually
•Minimum amount of each withdrawal is $100
•Amounts withdrawn count towards the AWA
•Negative MVAs may apply to program withdrawals from multi-year Guarantee Periods

Death Benefit – issued without the Enhanced Death Benefit or before May, 1, 1997	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of the higher of (i) Contract Value (adjusted for any applicable MVA); (ii) total Premium Payments minus any prior partial Surrenders); or (iii) the Contract Value on the last seven-year Contract Anniversary before the earlier of the decedent's death or age 75, (adjusted for any applicable MVA, and minus any partial Surrenders since that last seven-year anniversary)
•Partial withdrawals (including advisory fee withdrawals) may significantly reduce the Death Benefit, including by more than the amount withdrawn due to a negative MVA, if applicable
•Terminates upon entering the Annuity Period
•Negative MVAs may apply to amounts removed from a multi-year Guarantee Period; a negative MVA may significantly reduce the Death Benefit

Death Benefit – issued with the Enhanced Death Benefit after May 1, 1997	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of the higher of (i) Contract Value (adjusted for any applicable MVA); (ii) Rollup Amount; or (iii) the Contract Value on the last seven-year Contract Anniversary (adjusted for any applicable MVA, and minus any partial Surrenders since the last seven-year anniversary)
•Partial withdrawals (including advisory fee withdrawals) may significantly reduce the Death Benefit, including by more than the amount withdrawn due to a negative MVA, if applicable
•Terminates upon entering the Annuity Period
•Negative MVAs may apply to amounts removed from a multi-year Guarantee Period; a negative MVA may significantly reduce the Death Benefit

Hospital or Skilled Health Care facility confinement waiver	Provides a waiver of surrender charges if a covered person is confined to a defined facility
•A covered person must meet the preset conditions for a preset amount to time to qualify for the waiver of surrender charges on a full or partial withdrawal
•Negative MVAs may apply to amounts removed from a multi-year Guarantee Period

9. Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
If your Contract was issued with the Enhanced Death Benefit Rider after May 1, 1997, the Death Benefit is calculated as follows:
If death occurs before the earlier of the Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:
•  The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, compounded annually at 3% and capped at a maximum of 200% of total Premium Payments minus the dollar amount of any partial Surrenders (the "Rollup Amount"); or
•  The Contract Value of your Contract adjusted for any applicable MVA; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable MVA, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.
Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.
If death occurs on or after the earlier of Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:
•  The Rollup Amount on the earlier of the Contract Owner's or Annuitant's 75th birthday plus any Premium Payments made since that birthday, minus the dollar amount of any partial Surrenders since that birthday; or
•  The Contract Value of your Contract adjusted for any applicable MVA; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable MVA, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.
If your Contract was issued without the Enhanced Death Benefit Rider or before May 1, 1997, the Death Benefit is calculated as follows:
•  The total Premium Payments you have made to us minus any partial Surrenders; or
•  The Contract Value of your Contract adjusted for any applicable MVA; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable MVA, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.
See Appendix D - Death Benefit Examples for more information.
Withdrawals to Pay Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals have the same impact on the value of the Death Benefit as any other partial Surrenders. As such, advisory fee withdrawals can severely affect the value of any the Death Benefit under your Contract. Such withdrawals may reduce your benefit by the dollar amount actually surrendered and also adjusted by the MVA as illustrated in the example below and in Appendix C (Death Benefit Examples). Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
Example: This hypothetical example shows only the impact to the total Premium Payments component of your Death Benefit. Since the advisory fee is deducted from your Contract Value, all components of the Death Benefit will be impacted as prescribed in the Death Benefit definition.
Partial surrenders reduce the total Premium Payments dollar for dollar.
The total Premium Payments equal $100,000. There is a 1 percent annual advisory fee on the initial Premium Payment which equals $1,000 per contract year fee. After 10 years of deducting $1,000 from the total Premium Payments, that component of the Death Benefit is $90,000.

How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Talcott Resolution Pathways Program" (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
Required Distributions — If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) of Section 12. Federal Tax Considerations for more information. If your Contract is qualified, please see Section 12. Federal Tax Considerations for additional information.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the Death Benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death

Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate.
10. Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® Program
InvestEase®, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a CDSC, if applicable. You can designate the Guarantee Periods or the Fund options to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the AWA limit, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Please see Section 12 for more information about the tax consequences associated with your Contract. Program withdrawals from multi-year Guarantee Periods may be subject to MVAs, which may be negative.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Fund options, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time. Asset Rebalancing is not available for Guarantee Periods.
Dollar Cost Averaging Programs
We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from any Fund option or Guarantee Period into a different Fund option. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the earnings from one Fund option or Guarantee Period into a different Fund option. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Program transfers from multi-year Guarantee Periods may be subject to MVAs, which may be negative. The DCA Programs are not available for Guarantee Periods.
Other Program considerations
•You may terminate your enrollment in any Program at any time.
•We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
◦any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;
◦any Fund is liquidated — then your allocations will be directed to any available money market Fund.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

•These Programs may be adversely affected by Fund trading policies.
11. Other Information
a. State Variations
Nevada - Guarantee Periods are not available for this Contract.
Pennsylvania - Guarantee Periods are not available for this Contract.
Texas - The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
b. Legal Proceedings
We are regularly involved in litigation in the ordinary course of business. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, we do not believe that any pending matter is likely to have a material adverse effect on the Separate Account, the ability of the Principal Underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.
c. More Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
To extent permitted by state law, we reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
How Contracts Were Sold — Talcott Resolution Distribution Company, Inc. ("TDC") serves as principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is 1 American Row, Hartford, CT 06103.TDC is affiliated to Talcott Resolution through common control.
Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of broker-dealers that entered into selling agreements with TDC. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your investment professional may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your investment professional is associated with. Your investment professional's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Investment professionals may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your investment professional may also vary depending on the particular arrangements between your investment professional and their Financial Intermediary. We are not involved in determining your investment professional's compensation. You are encouraged to ask your investment professional about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
If you enter into an agreement for investment advisory services for your Contract with a financial intermediary who acts as an investment adviser and charges you an advisory fee for their services, you pay that advisory fee under your agreement with the financial intermediary. We do not intend to pay Sales Commissions to financial intermediaries who receive investment advisory fees from Contract Owners because such financial intermediaries receive compensation in connection with the Contract in the form of those advisory fees.

d. Financial Statements
Financial statements for the Company and the Separate Account are incorporated by reference in the SAI. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.
e. Cybersecurity and Disruptions to Business Operations
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from system failures and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of electronic data, interference with or denial of service, attacks on systems or websites and other operational disruptions that could severely impede our ability to conduct our business and administer the Contract. Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption of data (e.g., ransomware), disruptions in communications (e.g., denial of service), or unauthorized access to or release of personal or confidential information. In 2023, we were notified of a data security incident involving the MOVEit file transfer system used by numerous financial services companies. A third-party vendor uses that software on our behalf to, among other things, identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts. We notified affected customers as required by law, and we continue to assess and investigate the overall impact of the incident. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools, and mobile technology has expanded potential targets for cyber-attack.
System failures and cybersecurity incidents may adversely affect you and/or your Contract. For instance, a cyber-attack may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values, or could result in the release of confidential customer information. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Although we take efforts to protect our systems from cybersecurity incidents, there can be no assurance that we or our service providers or the underlying funds will be able to avoid cybersecurity incidents affecting Contract owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
12. Federal Tax Considerations
[ TO BE UPDATED BY AMENDMENT]

A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the Internal Revenue Service ("IRS") (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the IRS and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Company is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. We will own the assets underlying the Contracts. The income earned on such assets will be our income.
The Separate Account is taxed as part of the Company. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.     Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.     Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•     A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•     A contract acquired by the estate of a decedent by reason of such decedent’s death,
•     Certain contracts acquired with respect to tax-qualified retirement arrangements,
•     Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•     A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.     Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.     Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for

purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
b.     Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
vii.If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid may be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
c.     Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.b., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

d.     10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii. The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 59½.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.     Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.     Required Distributions
i.     Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.     If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.     If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.     If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.     Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.     Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.     Civil Union or Domestic Partner
    Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.     Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.     Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.     Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•     no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•     no more than 70% is represented by any two investments,
•     no more than 80% is represented by any three investments and
•     no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Shares of certain Hartford Funds may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If such Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Hartford Funds will monitor such Funds’ compliance with the terms and conditions contained in the PLR.
4.     Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.     Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.     Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.     Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding according to current default methodology, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary “election out” forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were single claiming zero exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.     General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.     Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form

W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.     Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.     Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.     Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.     Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions ("RMDs") when the owner reaches their required beginning date (age 70½, 72, 73, or 75 depending on their date of birth) or dies, as described below, may result in imposition of a 25% (after 2022) or 50% (before 2023) additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless an exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.     SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the

Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.     SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% or 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.     Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.     Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3.     Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.     after the employee reaches age 591⁄2;
b.     upon the employee’s separation from service;
c.     upon the employee’s death or disability;
d.     in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.     as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.     Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($23,000 for 2024). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) distributions made after 12/31/2025 for qualified long term care distributions as described in Code Section 401(a)(39).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.     Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.     Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take RMDs. Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.     Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii.part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

viii.for the birth or adoption of a child under Code Section 72(t)(2)(H);
ix.made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
x.made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii)    not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
(xiii) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8);
(xiv) made after 12/31/2023 for certain emergency expenses pursuant to Code Section 72(t)(2)(I);
(xv) made after 12/31/2023 for domestic abuse cases pursuant to Code Section 72(t)(2)(K);
(xvi) for a terminally ill individual pursuant to Code Section 72(t)(2)(L);
(xvii) in connection with federally declared disasters pursuant to Code Section 72(t)(2)(M); or
(xviii) made after 12/29/2025 for qualified long term care distributions pursuant to Code Section 72(t)(2)(N).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.     RMDs and 25% or 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the RMD for the year, the participant is subject to a 25% (after 2022) or 50% (before 2023) additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for tax years through 2019;
(b) Age 72 for tax years 2020 through 2022;
(c) Age 73 for tax years 2023 through 2032; or
(d) Age 75 for tax years after 2032.
(ii)Except in the case of an IRA or a 5% owner, as defined in the Code, the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over:
(a) the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code), or
(b) over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.

(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 73.
(b)    For all other designated beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.     Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.     Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20%

withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —
a.     an RMD amount;
b.     one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.     any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

Appendix A — Investment Options Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F802. Availability of Funds may vary by employer. Participants should reference their plan documents for a list of available Funds.
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@talcottresolution.com.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

[TO BE UPDATED BY AMENDMENT]

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Year	10 Year
U.S. Equity	BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors, LLC	0.13%	26.22%	15.55%	11.80%
Allocation	Hartford Balanced HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.66%	14.78%	10.26%	7.61%
U.S. Equity	Hartford Capital Appreciation HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.67%	20.00%	13.30%	9.27%
U.S. Equity	Hartford Disciplined Equity HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.59%	21.24%	14.32%	11.84%
U.S. Equity	Hartford Dividend and Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.65%	14.18%	13.72%	10.58%
International Equity	Hartford International Opportunities HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.76%	11.72%	8.47%	4.24%
U.S. Equity	Hartford MidCap HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.73%	14.87%	9.70%	8.77%
U.S. Equity	Hartford Small Cap Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.65%	18.42%	9.78%	7.17%
U.S. Equity	Hartford Stock HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.51%	7.72%	13.44%	10.69%
Fixed Income	Hartford Total Return Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.50%	6.97%	1.86%	2.32%
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.44%	5.18%	1.80%	1.27%
Money Market	Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	0.36%	4.86%	1.69%	1.06%
Fixed Income	Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	0.69%	4.62%	0.67%	1.15%
Fixed Income	Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.	0.90%	10.18%	4.05%	3.22%

*	Annual expenses reflect a contractual fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program, if available, where Contract value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-1

The following is a list of Guarantee Periods currently available under the Contract. We may change the annual guaranteed interest rate of future Guarantee Periods. For more information about the Guarantee Periods, see 6. General Contract Information – e. Guarantee Periods.
Note: If amounts are withdrawn or otherwise removed from a multi-year Guarantee Period more than 15 days before or after the end of the Guarantee Period, we may apply an MVA. This may result in a significant reduction in the value of your Contract. See 7. The Contract – c. Charges, Fees, and Adjustments – Market Value Adjustment for Multi-Year Guarantee Periods for more information.

Name	Term	Minimum Guaranteed Interest Rate
Guarantee Period	1 Year	4.0%
Guarantee Period	2 Years	4.0%
Guarantee Period	3 Years	4.0%
Guarantee Period	4 Years	4.0%
Guarantee Period	5 Years	4.0%
Guarantee Period	6 Years	4.0%
Guarantee Period	7 Years	4.0%
Guarantee Period	8 Years	4.0%
Guarantee Period	9 Years	4.0%
Guarantee Period	10 Years	4.0%

APP A-2

Appendix B — Investments by Union Security
Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our General Account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.
We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:
•  federal, state and municipal obligations,
•  preferred and common stocks,
•  corporate bonds,
•  real estate mortgages and mortgage backed securities,
•  real estate, and
•  certain other investments, including various derivative investments.
See the Financial Statements for information on Union Security's investments.
When we establish guaranteed interest rates, we will consider the available return on the instruments in which it invests amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods."
Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:
(1)  securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;
(2)  debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;
(3)  other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;
(4)  other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.
Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.
The Contracts are reinsured by Talcott Resolution Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security and these assets are managed by Talcott Resolution Life and Annuity Insurance Company's investment manager ("Investment Manager")). the Investment Manager generally invests those assets as described above for the Contract General Account related investments of Union Security.

APP B -1

Appendix C - Death Benefit Examples

Standard Death Benefit
Example 1
Assume that:
•You purchased the Contract on your 60th birthday after May 1, 1997, and the contract was issued with the Enhanced Death Benefit Rider,
•You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
•On your 70th birthday, you chose to allocate $10,000 into a 7 year Guarantee period at purchase with an 8% interest rate
•Values at age 72,
◦You value of the 7 year Guarantee period was $11,664,
▪J= Interest rate for 5 year was 7%
▪MVA amount was $274
◦Your Contract Value in the Sub-Accounts was $180,000,
◦ Your Contract Value adjusted for any MVA was $191,938 (the sum of the Sub-Accounts and the Guarantee Period and MVA),
◦Your Rollup Amount was $144,699,
◦Your Contract Value on the last seven-year Contract Anniversary in at age 67 was $202,000,
◦Your Contract Value on the last seven-year Contract Anniversary adjusted for any MVA was $202,247,
•Because your Contract Value on the last seven-year Contract Anniversary Value was greater than the total Premium Payments, the current Contract Value, and the Rollup Amount your Death Benefit was $202,247.

Example 2
Assume that:
•You purchased the Contract on your 60th birthday, after May 1, 1997, and the contract was issued with the Enhanced Death Benefit Rider,
•You made an initial Premium Payment of $100,000,
•All the Contract Value is allocated to available Sub-accounts.
•On your eighth contract anniversary, you made a partial Surrender of $10,000,
•Your values immediately prior to the partial Surrender,
◦Your Contract Value was $120,000,
◦Your Rollup Amount was $126,677,
◦Your Contract Value on the last seven-year Contract Anniversary at age 67 was $122,000,
◦Your Rollup Amount was $119,405,
•The adjustment to your Rollup Amount for partial Surrenders is on a dollar-for-dollar basis.
◦ Total Rollup Amount adjusted for dollar-for-dollar partial Surrender was $116,677.
•The adjustment to your Contract Value on the last seven-year Contract Anniversary for partial Surrenders is on a dollar-for-dollar basis.
◦Your Contract Value on the last seven-year Contract Anniversary adjusted for dollar-for-dollar partial Surrender was $112,000.
•Because your adjusted Rollup Amount was greater than the current Contract Value, and the adjusted Contract Value on the last seven-year Contract Anniversary your Death Benefit is $116,677.

APP C-1

Example 3
Assume that:
•You purchased the Contract on your 60th birthday, after May 1, 1997, and the contract was issued with the Enhanced Death Benefit Rider,
•You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
•On your 80th birthday, you chose to allocate $10,000 into a 7 year Guarantee period at purchase with an 8% interest rate
•Values at age 82,
◦Your Contract Value in the Sub-Accounts was $185,000,
◦You value of the 7 year Guarantee period was $11,664,
▪J= Interest rate for 5 year was 9%
▪MVA amount was -$777
◦Your Contract Value adjusted for any MVA was $195,887 (the sum of the Sub-Accounts and the Guarantee Period and MVA),
◦Your Rollup Amount was $155,797, with 3% interest accruing to your 75th birthday
◦Your Contract Value on the last seven-year Contract Anniversary prior the Contract Owner’s 75th birthday to at age 74 was $210,000,
◦Your Contract Value on the last seven-year Contract Anniversary adjusted for any MVA was $209,223,
•Because your Contract Value on the last seven-year Contract Anniversary was greater than the current Contract Value, and the Rollup Amount at your 75th birthday your Death Benefit was $209,223.

Example 4
Assume that:
•You purchased the Contract on your 60th birthday, after May 1, 1997, and the contract was issued with the Enhanced Death Benefit Rider,
•You made an initial Premium Payment of $100,000 and no other premiums have been added,
•All the Contract Value is allocated to available Sub-accounts.
•On your twenty-second contract anniversary, you made a partial Surrender of $10,000,
•Values at age 82,
◦Your Contract Value was $185,000,
◦Your Rollup Amount was $155,797, with 3% interest accruing to your 75th birthday
◦Your Contract Value on the last seven-year Contract Anniversary prior the Contract Owner’s 75th birthday to at age 74 was $210,000,
•The adjustment to your Rollup Amount for partial Surrenders is on a dollar-for-dollar basis.
◦ Total Rollup Amount adjusted for dollar-for-dollar partial Surrender was $145,797.
•The adjustment to your Contract Value on the last seven-year Contract Anniversary for partial Surrenders is on a dollar-for-dollar basis.
◦Your Contract Value on the last five-year Contract Anniversary adjusted for dollar-for-dollar partial Surrender was $200,000.
•Because your adjusted Contract Value on the last seven-year Contract Anniversary was greater than the current Contract Value, and the adjusted Rollup Amount your Death Benefit is $200,000.

APP C-2

Example 5
Assume that:
•You purchased the Contract on your 65th birthday, before May 1, 1997
•You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
•On your 71st birthday, you chose to allocate $10,000 into a 7 year Guarantee period at purchase with an 8% interest rate
•Values at age 73 the date of death,
◦Your Contract Value was $120,000,
◦You value of the 7 year Guarantee period was $11,664,
▪J= Interest rate for 5 year was 7%
▪MVA amount was $274
◦Your Contract Value adjusted for any MVA was $131,938 (the sum of the Sub-Accounts and the Guarantee Period and MVA),
◦Your Contract Value on the last seven-year Contract Anniversary at age 72 was $118,000,
◦Your Contract Value on the last seven-year Contract Anniversary adjusted for any MVA was $118,274
•Because your Contract Value was greater than the total Premium Payments, the Contract Value on the last seven-year Contract Anniversary your Death Benefit was $131,938.

Example 6
Assume that:
•You purchased the Contract on your 65th birthday, before May 1, 1997
•You made an initial Premium Payment of $100,000, and no other premiums have been added,
•All the Contract Value is allocated to available Sub-accounts.
•On your ninth contract anniversary, at age 74, you made a partial Surrender of $10,000,
•Your values immediately prior to the partial Surrender,
◦Your total Premium Payments were $100,000,
◦Your Contract Value was $160,000,
◦Your Contract Value on the last five-year Contract Anniversary at age 72 was $118,000,
•The adjustment to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis.
◦Total Premium Payments adjusted for dollar-for-dollar partial Surrender was $90,000.
•The adjustment to your Contract Value on the last seven-year Contract Anniversary for partial Surrenders is on a dollar-for-dollar basis.
◦Your Contract Value on the last seven-year Contract Anniversary adjusted for dollar-for-dollar partial Surrender was $108,000.
•Because your current Contract Value was greater than the adjusted total Premium Payments, the Contract Value on the last seven-year Contract Anniversary your Death Benefit is $150,000
APP C-3

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may request a free copy of the SAI or submit inquiries by:
1)    mailing: Union Security, c/o Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
4)    Visiting:     https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F802
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR identifier: C000007043 (VA D of USIC)
EDGAR Identifier: [ ] (USIC)

Statement of Additional Information
Union Security Insurance Company

Masters Variable Annuity
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a Prospectus, send a written request to Union Security Insurance Company c/o Talcott Resolution Life and Annuity Insurance Company Individual Annuities, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:
https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F802.
Date of Prospectus: [ ], 2025
Date of Statement of Additional Information: [ ], 2025

General Information and History
Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Union Security's offices are located at 440 Mount Rushmore Road, Rapid City, South Dakota 57701.
Union Security is a wholly-owned subsidiary of CMFG Life Insurance Company (“CMFG Life”), an Iowa life insurance company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CM Holding”), a mutual insurance holding company organized under the laws of Iowa. CM Holding is an insurance and financial services company that provides products and services to credit unions, credit union members, and individual consumers. All of the guarantees and commitments under the policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the policies.
All of the guarantees and commitments under the contracts including the Death Benefit and Annuity Payout, and the guarantees under any Guarantee Period are general obligations of Union Security, subject to Union Security's financial strength and claims-paying ability. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's corporate offices are located at 1 American Row, Hartford, CT 06103. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
Variable Account D of Union Security Insurance Company
The Sub-Accounts are part of Variable Account D of Union Security Insurance Company, a segregated asset account of Union Security Insurance Company. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on October 1, 1993. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
Non-Principal Risks of Investing in the Contract
Mixed and Shared Funding Risk
Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Money Market Fund Redemption Risk
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus.
Services
Experts

[To be updated by amendment.]

Talcott Resolution Life and Annuity Insurance Company
Administration of the Contracts: Effective April 1, 2001, Union Security contracted the administrative servicing obligations for the Contracts and the Separate Account to Talcott Resolution as part of a larger transaction under which Talcott Resolution reinsures the individual life insurance and annuity business of Union Security. Although Union Security remains responsible for all Contract terms and conditions, Talcott Resolution is responsible for servicing the Contracts, including the collection of premiums, payment of benefits, maintenance of records, preparation of required reports and notices, oversight of investment management of the assets supporting the fixed account portion of the Contract and overall Contract administration. Talcott Resolution provides the services at its own expense and receives all recoverable amounts and receivables related to the Contracts, including Separate Account revenues and all other Contract and Separate Account fees and charges as consideration for its services. Talcott Resolution is not affiliated with Union Security.
Exela Technologies
Exela Technologies ("Exela"), formerly known as Regulus Group, LLC, which has its principal office at 2701 E. Grauwyler Road, Irving, TX 85061, provides certain mail room and indexing services to us in connection with our administration of our annuity products. Exela is not affiliated with us, the Separate Account(s) or any of our affiliates, including the Contract's principal underwriter, Talcott Resolution Distribution Company, Inc. We pay Exela for its services on a monthly basis for the work performed based on volume and and its complexity. The dollar amount of fees paid to Exela in 2024 was $[ ], in 2023 was $361,062 and in 2022 was $321,358.
2

Market Value Adjustment Calculations
We may apply an MVA to any amount in a multi-year Guarantee Period that is Surrendered (including partial withdrawals, full withdrawals, and withdrawals to pay advisory fees), transferred, annuitized, or payable as a Death Benefit. An MVA is an adjustment to the proceeds of such transactions. An MVA may be positive, negative, or zero. A negative MVA will result in loss, and this loss may be significant. See 7. The Contract - c. Charges, Fees and Adjustments in the prospectus for additional information.
The MVA is based on a formula that reflects both the amount of time left in your Guarantee Period and the difference between the rate of interest credited to your current Guarantee Period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period.
We will determine the MVA by multiplying the general account value that is withdrawn or transferred from the existing
Guarantee Period (after deduction of any applicable surrender charge) by the following factor:
[(1 + I)/(1 + J + .005)] N/12 — 1
where,
• I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.
• J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).
• N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

Transfer Examples:

	Sample 1	Sample 2	Sample 3	Sample 4
Amount Transferred	$10,000	$10,000	$10,000	$10,000
Existing Guarantee Period (months)	84	84	84	84
Time of Transfer (month)	24	24	24	24
Guaranteed Interest Rate (I)	8%	8%	8%	8%
Guaranteed Interest Rate for new 5-year guarantee (J)	7%	9%	7.75%	8%
Remaining Guarantee Period (N)	60	60	60	60

MVA Calculation	0.023473156	-0.066642156	-0.011494131	-0.022830087
MVA Dollars	$234.73	$(666.42)	$(114.94)	$(228.30)
Percentage Change in contract due to MVA	2.35%	(6.66)%	(1.15)%	(2.28)%

Amount transferred or withdrawn (adjusted for MVA)	$10,234.73	$9,333.58	$9,885.06	$9,771.70

Transfer Examples (Florida only) :

	Sample 1	Sample 2	Sample 3	Sample 4
Amount Transferred	$10,000	$10,000	$10,000	$10,000
Existing Guarantee Period (months)	84	84	84	84
Time of Transfer (month)	24	24	24	24
Guaranteed Interest Rate (I)	8%	8%	8%	8%
Guaranteed Interest Rate for new 5-year guarantee (J)	7%	9%	7.75%	8%
Remaining Guarantee Period (N)	60	60	60	60

MVA Calculation	0.03545749	-0.05591402	0	-0.01149413
MVA Dollars	$354.57	$(559.14)	$(114.94)	$(114.94)
3

Percentage Change in contract due to MVA	3.55%	(5.59)%	—%	(1.15)%

Amount transferred or withdrawn (adjusted for MVA)	$10,354.57	$9,440.86	$10,000	$9,885.06

Withdrawal Examples:

	Sample 1	Sample 2	Sample 3	Sample 4
Premium Payment deposited at the beginning of guarantee period	$10,000	$10,000	$10,000	$10,000
Amount Withdrawn	$10,000	$10,000	$10,000	$10,000
Annual Withdrawal Amount (AWA)	$1,000	$1,000	$1,000	$1,000
Existing Guarantee Period (months)	84	84	84	84
Time of Transfer (month)	24	24	24	24
CDSC %	6%	6%	6%	6%
Guaranteed Interest Rate (I)	8%	8%	8%	8%
Guaranteed Interest Rate for new 5-year guarantee (J)	7%	9%	7.75%	8%
Remaining Guarantee Period (N)	60	60	60	60
Withdrawal prior to CDSC	$10,000	$10,000	$10,000	$10,000
AWA Amount	$1,000	$1,000	$1,000	$1,000
Withdrawal portion to apply CDSC	$9,000	$9,000	$9,000	$9,000
CDSC	$(540)	$(540)	$(540)	$(540)
Withdrawal prior to MVA	$9,460	$9,460	$9,460	$9,460

MVA Calculation	0.023473156	-0.066642156	-0.011494131	-0.022830087
MVA Dollars	$222.06	$(630.43)	$(108.73)	$(215.97)
Total Withdrawal	$9.682.06	$8,829.57	$9,351.27	$9,244.03
Percentage Change in contract due to MVA	2.22%	(6.3)%	(1.09)%	(2.16)%

Underwriters
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 American Row, Hartford, CT 06103.
On November 19, 2012, Union Security began paying TDC underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as principal underwriter has been: 2024: $[ ]; 2023: $1,000,862; and 2022: $1,162,413.
Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account.
Other Information
Safekeeping of Assets
Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Talcott Resolution Distribution Company ("TDC") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
4

Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of Union Security Insurance Company and the financial statements of Variable Account D of Union Security Insurance Company are hereby incorporated by reference to the N-VPFS filed with the SEC by Union Security Insurance Company on [ ], 2025 and the N-VPFS filed with the SEC by Variable Account D of Union Security Insurance Company on [ ], 2025, respectively. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
Changes in and Disagreements with Accountants
None.
5

PART C - OTHER INFORMATION
ITEM 27. EXHIBITS

(a)		Resolution of the Board of Directors of Fortis Benefits Insurance Company authorizing the establishment of Variable Account D. (1)
(b)		Not applicable.
(c)	(1)	Assignment and Novation Agreement/ Principal Underwriter Agreement. (2)
	(2)	Form of Dealer Sales Agreement. (2)
(d)		Form of Variable Annuity Contract. (3)
(e)		Form of Application. (1)
(f)	(1)	Restated and Amended Articles of Incorporation of Union Security Insurance Company. (2)
	(2)	Restated By-laws of Union Security Insurance Company. (2)
(g)	(1)	AXA Re Life Insurance Company (May 1, 2000). (2)
	(2)	Swiss Re Life & Health America, Inc (May 1, 1998). (2)
	(3)	Swiss Re Life Company America (May 1, 1997). (2)
	(4)	Reinsurance agreement between Fortis Benefits Insurance Company and Hartford Life and Annuity Insurance Company (4)
(h)	(1)	AIM. (2)
	(2)	Hartford. (2)
(i)		Master Services Agreement By and Between Talcott Resolution Life Insurance Company and Regulus Group, LLC. (5)
(j)		Not applicable.
(k)	(a)	Opinion and Consent of Counsel.*
(l)	(1)	Consent of Independent Auditor.*
	(2)	Consent of Independent Registered Public Accounting Firm.*
(m)		Not applicable.
(n)		Not applicable.
(o)		Not applicable.
(p)		Copies of Powers of Attorney filed herewith.
(q)		Not applicable.
(r)		Not applicable.
(99)	(29)	Subsidiary List.
(1)    Incorporated by reference to Items 24(b)(1), 24(b)(3)(a-b), 24(b)(4-6), and 24(b)(8), respectively, in Post-Effective Amendment No. 44 to the Registration Statement File No. 033-37577 filed on April 18, 2019.
(2)    Incorporated by reference to Items 24(b)(1-3), and Items 24(b)(6-8), respectively, in Post-Effective Amendment No. 46 to the Registration Statement File No. 033-37577 filed on April 29, 2021.
(3)    Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement File No. 033-37577 filed with the Commission on April 29, 1998.
(4)    Incorporated by reference to Item 27(g)(4) in Post-Effective Amendment No. 47 to the Registration Statement File No. 033-37577 filed on April 21, 2022.
(5)    Incorporated by reference to Item 27(h)(3) in Post-Effective Amendment No. 48 to the Registration Statement File No. 033-37577 filed on April 26, 2023.

*    To be filed by amendment.

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY
[To be updated by Amendment]

Name and Address	Position and Offices With Insurance Company
Fernand LeBlanc (1)	Chairman, President and Chief Executive Officer, Director
Jennifer Kraus-Florin (1)	Director
Christopher J. Copeland (1)	Director
Brian Borakove (1)	Treasurer
Mark Weniger (1)	Director
Melissa M. Haberstitch (2)	Chief Compliance Officer
Lizabeth Greenamoyer (1)	Director
Sabrina Guenther Frigo (1)	Vice President

(1) Address: 5910 Mineral Point Road, Madison, Wisconsin 53705
(2) Address: 2000 Heritage Way, Waverly, Iowa 50677

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTERED SEPARATE ACCOUNT.

[To be updated by Amendment]

The registrant is a segregated asset account of CMFG Life Insurance Company and is therefore owned and controlled by CMFG Life Insurance Company. CMFG Life Insurance Company is a stock life insurance company. CMFG Life is duly authorized and licensed to do a life and health insurance business in forty-nine other states, the District of Columbia, and in foreign countries. Various companies and other entities are controlled by CMFG Life Insurance Company and may be considered to be under common control with the registrant or CMFG Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

CUNA Mutual Holding Company
Organizational Chart As Of February 28, 2024

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

TruStage Financial Group, Inc.
State of domiciled: Iowa

1.	CUNA Mutual Global Holdings, Inc. State of domicile: Iowa

2.	TruStage Ventures, LLC State of domicile: Iowa

	a.	Happy Monday Holdings, Inc. State of domicile: Delaware
	1.	Happy Money, Inc. State of domicile: Delaware

3.	SafetyNet Insurance Agency, LLC State of domicile: Iowa

4.	TruStage Ventures Discovery Fund, LLC State of domicile: Iowa

5.	CMFG Life Insurance Company State of domicile: Iowa

CMFG Life Insurance Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries, all of which are included in the CMFG Life Insurance Company’s consolidated financial statements:
	A.	CUNA Mutual Investment Corporation owns the following: State of domicile: Wisconsin

		1.	CUMIS Insurance Society, Inc. owns the following: State of domicile: Iowa

			a.	CUMIS Specialty Insurance Company, Inc. State of domicile: Iowa

			b.	CUMIS Mortgage Reinsurance Company State of domicile: Wisconsin

		2.	CUNA Brokerage Services, Inc. State of domicile: Wisconsin

		3.	CUNA Mutual Insurance Agency, Inc. State of domicile: Wisconsin

		4.	CUMIS Vermont, Inc. State of domicile: Vermont

		5.	International Commons, Inc. State of domicile: Wisconsin

		6.	MEMBERS Capital Advisors, Inc. State of domicile: Iowa

			a.	MCA Fund I GP LLC State of domicile: Delaware

			b.	MCA Fund II GP LLC State of domicile: Delaware

			c.	MCA Fund III GP LLC State of domicile: Delaware

			d.	MCA Fund IV GP LLC State of domicile: Delaware

			e.	MCA Fund V GP LLC State of domicile: Delaware
			f.	MCA Fund VI GP LLC State of domicile: Delaware

		7.	CPI Qualified Plan Consultants, Inc. State of domicile: Delaware

	8.	Five County Holdings, LLC State of domicile: Illinois

B.	6834 Hollywood Boulevard, LLC State of domicile: Delaware

C.	TruStage Insurance Agency, LLC State of domicile: Iowa

D.	CUNA Mutual Management Services, LLC State of domicile: Iowa

	1.	Compliance Systems, LLC State of domicile: Michigan

	2.	CUneXus Solutions, LLC State of domicile: Delaware

	3.	ForeverCar Holdings, Inc. State of domicile: Delaware

		a.	ForeverCar LLC State of domicile: Illinois

		b.	ForeverCar Consumer Credit LLC State of domicile: Illinois

	4.	Integrated Lending Technologies, LLC State of domicile: Utah

E.	MCA Fund I Holding LLC State of domicile: Delaware

F.	AdvantEdge Digital, LLC State of domicile: Iowa

G.	MCA Fund II Holding LLC State of domicile: Delaware

H.	MCA Fund III Holding LLC State of domicile: Delaware

I.	American Memorial Life Insurance Company State of domicile: South Dakota

J.	Union Security Insurance Company State of domicile: Kansas

K.	Family Considerations, Inc. State of domicile: Georgia

	L.	Mt. Rushmore Road, LLC State of domicile: Delaware
	M.	PPP Services LLC State of domicile: Delaware
	N.	MCA Fund IV Holding LLC State of domicile: Delaware
	O.	MEMBERS Life Insurance Company State of domicile: Iowa

6.	CUNA Mutual Holding Company either directly or indirectly, is the controlling company of the following:
	A.	CUNA Mutual International Finance, Ltd. State of domicile: Cayman Islands

	B.	CUNA Mutual International Holdings, Ltd. State of domicile: Cayman Islands

	C.	TruStage Global Holdings, ULC State of domicile: Alberta, Canada

		1.	TruStage Life of Canada State of domicile: Toronto, Canada

			a.	Association for Personal Resource Planning of Canada State of domicile: Ontario, Canada

		2.	Family Side, Inc. State of domicile: Ontario, Canada

	D.	CUNA Caribbean Holdings St. Lucia, Ltd. State of domicile: St. Lucia

		1.	CUNA Caribbean Insurance Jamaica Limited State of domicile: Jamaica

		2.	CUNA Caribbean Insurance OECS Limited State of domicile: St. Lucia

		3.	CUNA Mutual Insurance Society Dominicana, S.A. State of domicile: Dominican Republic

		4.	CUNA Caribbean Insurance Society Limited State of domicile: Trinidad and Tobago

ITEM 30. INDEMNIFICATION
Union Security Insurance Company’s By-Laws provide for indemnity and payment of expenses of Union Security’s officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that they reasonably believed to be in the best interests of the Registrant and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

Insofar as indemnification for any liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company of New York - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal

Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, Hartford, CT 06103.

(c) Compensation From Registrant

[To be updated by Amendment]

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Talcott Resolution Distribution Company, Inc.	N/A	N/A	N/A	$[ ]

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)

[To be updated by Amendment]

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Fixed Options Subject to a Contract Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
Masters/Masters+ Variable Annuity Contract	[ ]	[ ]	[ ]	$[ ]	$[ ]	Yes

(b) Not applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Union Security Insurance Company:	440 Mount Rushmore Road, Rapid City, SD 57701
Talcott Resolution Distribution, Inc:	1 American Row, Hartford, CT 06103

ITEM 33. MANAGEMENT SERVICES
Not applicable.

ITEM 34. FEE REPRESENTATION
With regard to the variable options under the Contract, the Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.
With regard to the Guarantee Periods under the Contract, the Insurance Company represents (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, County of Hartford, and State of Connecticut on November 8, 2024.

Union Security Insurance Company
(Registrant)

By:	/s/ Fernand LeBlanc
Fernand LeBlanc, Chairman of the Board,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ *	Director	November 8, 2024
Jennifer Kraus-Florin

/s/ *	Director	November 8, 2024
Christopher J. Copeland

/s/ *	Director	November 8, 2024
Lizabeth Greenamoyer

/s/ *	Director	November 8, 2024
Mark Weniger

/s/ *	Chairman of the Board, President and Chief Executive Officer,	November 8, 2024
Fernand LeBlanc	Director, (Serving the Function of Principal Executive Officer)

/s/ *	Treasurer (Serving the Functions of Principal Financial Officer	November 8, 2024
Brian Borakove	and Principal Accounting Officer)

*By: /s/ Christopher M. Grinnell	Attorney-in-Fact	November 8, 2024
Christopher M. Grinnell

*Executed by Christopher M. Grinnell on behalf of those indicated pursuant to Power of Attorney.

333-278723

EXHIBIT INDEX

27	(P)	Copies of Powers of Attorney